EXHIBIT 16

Lord Abbett Tax-Free Income Fund, Inc.
         (National Series)
Post Effective Amendment No. 27 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                             Period Ending September 30, 1996

                                   P(1+T)N = ERV, where


1 Year                               5 YEARS                       10 YEARS*

$1,012                               $1,332                         $2,011

P = 1,000                           P = 1,000                       P = 1,000
N = 1                               N = 5                           N = 10

ERV = 1,012                         ERV = 1,332                     ERV = 2,011


                        T = Average annual total return


1,000 (1+T) = 1,012        1,000 (1+T)5 = 1,332         1,000 (1+T)10  =  2,011

(1+T)    =  1,012          (1+T)5       = 1,332            (1+T)10      = 2,011
            1,000                         1,000                           1,000


1+T      = 1,012           1+T       = [1,332].20          1+T    =  [2,011].1
           1,000                       [1,000]                       [1,000]


T        = [1,012]-1         T        = [1,332] .20 - 1    T   =   [2,011].1 - 1
           [1,000]                      [1,000]                     [1,000]


T        =  1.20%                 T   = 5.9%                  T    =  7.24%

*The Fund's National Series commenced operations on 4/2/84

                                                                      EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (California Series)
Post Effective Amendment No. 27 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                        Period Ending August  31, 1996

                            P(1+T)N = ERV, where

         1 Year              5 Years                       10 Years*

         $1,005              $1,305                         $1,992

         P = 1,000         P = 1,000                       P = 1,000

         N = 1              N = 5                          N = 10
         ERV =1,005         ERV =1,305                     ERV =1,992


                T = Average annual total return


1,000 (1+T) = 1,005        1,000 (1+T)5= 1,305       1,000 (1+T)10= 1,992

(1+T)    =1,005            (1+T)5=  1,305             (1+T)10  =  1,992
           1,000                    1,000                         1,000


1+T      = 1,005         1+T   = [1,305].20             1+T  = [1,992].1
           1,000                 [1,000]                       [1,000]



T     = [1,005] - 1          T = [1,305] - 1             T   = [1,992].1 - 1
        1,000                     1,000                        [1,000]


T =    0.50%                 T  =  5.47%                 T   =  6.75%


*On July 12, 1996 the Fund acquired the assets of Lord Abbett California Tax-Free Income Fund, Inc. (the "Acquired Fund") in exchange for the Fund's newly-created California Series. All figures shown above for Class A shares, prior to July 12, 1996, reflect the performance history of the Acquired Fund.

                                                                   EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Missouri Series)
Post Effective Amendment No. 27 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                          Period Ending September 30, 1996


                  1 Year                                  Life of Fund*


                  $ 1,006                                   $1,405

                  P = 1,000                                P= 1,000

                  N = 1                                    N= 5.339

                  ERV = 1,006                              ERV = 1,405


                           T = Average annual total return



      1,000 (1+T)  =    1,006                1,000 (1+T)5.339   =1,405


     (1+T)         = 1,006                       (1+T)4.33      = 1,405
                     1,000                                        1,000


     1+T           = 1,006                            1+T      =  1,405 .1873
                     1,000                                        [1,000]


            T      = [1,006] - 1                      T       = [1,405] .1873-1
                      [1,000]                                   [1,000]


            T         =     0.60%                           T  =     6.58%

*The Fund's Missouri Series commenced operations on 5/31/91

                                                               EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Minnesota)
Post Effective Amendment No. 27 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                                         Period Ending September 30, 1996

                                               P(1+T)N = ERV, where
Life of Fund

$1,096

P = 1,000

N =1.762

ERV =1,096


                                          T = Average annual total return



1,000 (1+T) =1,096

(1+T)     = 1,096
            1,000

1+T       =1,096
           1,000

    T     = [1,096]0.5675- 1
            [1,000]

    T     =    5.34%




*The Fund's Minnesota Series commenced operations on 12/27/94

                                                             EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Washington Series)
Post Effective Amendment No. 27 on Form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                                         Period Ending September 30, 1996


                  1 Year                          Life of Fund*


                  $ 1,018                         $1,301

                  P = 1,000                        P= 1,000

                  N =1                             N=4.46

                  ERV = 1,018                     ERV = 1,301


                      T = Average annual total return



         1,000 (1+T) =1,018                 1,000 (1+T)4.46  = 1,301


         (1+T)           = 1,018                   (1+T)4.46     = 1,301
                           1,000                                   1,000


         1+T             = 1,018                     1+T    = [1,301] 0.2242
                           1,000                              [1,000]


         T               = [1,018] - 1               T       = [1,301] 0.2242- 1
                           [1,000]                             [1,000]


         T                =     1.80%                         T  =  6.08 %


The Fund's Washington Series commenced operations on 4/15/92.

                                                                EXHIBIT 16

Lord Abbett Tax-Free Income Fund, Inc.
         (Hawaii Series)
Post Effective Amendment No. 27 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:

                       Period Ending September 30, 1996

                         P(1+T)N = ERV, where


                  1 Year                            Life of Fund*


                  $1,010                             $ 1,328

                  P = 1,000                         P= 1,000

                  N =  1                            N= 4.929

                  ERV = 1,010                    ERV = 1,328


                       T = Average annual total return



         1,000 (1+T)=  1,010                      1,000 (1+T)4.929 = 1,328


         (1+T)    =  1,010                        (1+T)3.929     =  1,328
                     1,000                                          1,000


         1+T      =  1,010                         1+T           = [1,328]0.2029
                     1,000                                         [1,000]


         T        = [1,010] - 1                   T         = [ 1,328] 0.2029- 1
                    [1,000]                                   [1,000]

              T  =   1.00%                          T    =   5.93%


*The Fund's Hawaii Series commenced operations on 10/28/91

                                                     EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (New York Series)
Post Effective Amendment No. 27 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                           Period Ending September 30, 1996

                               P(1+T)N = ERV, where

1 Year                              5 Years                     10 Years

$999                                $1,290                      $1,947

P = 1,000                           P = 1,000                  P = 1,000

N = 1                               N = 5                       N = 10

ERV =999                            ERV =1,290                ERV = 1,947


                      T = Average annual total return



1,000 (1+T) = 999        1,000 (1+T)5     = 1,290       1,000 (1+T)10 =1,947

(1+T)     = 999           (1+T)5         = 1,290        (1+T)10   = 1,947
             1,000                        1,000                     1,000

1+T       =  999             1+T       = [1,290].2      1+T     = [1,947].1
             1,000                       [1,000]                  [1,000]

    T     = [999]- 1        T      = [1,290].2 - 1           T   = [1,947] .1- 1
            [1,000]                  [1,000]                      [1,000]

    T    =    -.10%          T      =   5.22%              T  =    6.89%





*The Fund's New York Series commenced operations on 4/2/84

                                                            EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (New Jersey Series)
Post Effective Amendment No. 27 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                    Period Ending September 30, 1996

                        P(1+T)N = ERV, where

         1 Year                                 Life of Fund*


         $1,011                                  $1,498

         P = 1,000                               P= 1,000

         N = 1                                   N= 5.748

         ERV =1,011                           ERV = 1,498


                    T = Average annual total return


         1,000 (1+T)  = 1,011                 1,000 (1+T)5.748 =1,498


         (1+T)     =  1,011                    (1+T) 4.745     = 1,498
                      1,000                                      1,000

         1+T       =  1,011                      1+T          = [1,498] .1740- 1
                      1,000                                     [1,000]


         T         = [1,011] - 1                             T = [1,498].1740 -1
                     [1,000]                                     [1,000]

                      T =   1.10%                          T  =   7.28%


               *The Fund's New Jersey Series commenced operations on 1/2/91

                                                        EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Connecticut Series)
Post Effective Amendment No. 27 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


                          Period Ending September 30, 1996

                                   P(1+T)N = ERV, where

        1 Year                                   Life of Fund*


        $1,007                                      $ 1,430

       P = 1,000                                   P = 1,000

        N = 1                                      N = 5.504

        ERV = 1,007                               ERV =1,430

                   T = Average annual total return


    1,000 (1+T) = 1,007                        1,000 (1+T) 5.5= 1,430


    (1+T)      =  1,007                          (1+T)4.5    = 1,430
                  1,000                                        1,000


         1+T  =  1,007                              1+T  = [1,430 ] 0.1818-1
                 1,000                                     [1,000]


         T    = [1,007] - 1                         T   = [1,430] 0.1818-1
                [1,000]                                   [1,000]


         T    =     .70%                             T   =   6.72%


               *The Fund's Connecticut Series commenced operations on 4/1/91

                                                           EXHIBIT 16


Lord Abbett Tax-Free Income Fund, Inc.
         (Texas Series)
Post Effective Amendment No. 27 on Form N-1A


Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions:


             Period Ending September 30, 1996

                  P(1+T)N = ERV, where

    1 Year                     5 Years                  Life of Fund*

    $1,010                     $1,347                     $1,981

 P = 1,000                   P = 1,000                   P = 1,000

   N = 1                     N = 5                       N = 9.701

 ERV =1,010                   ERV =1,347                  ERV = 1,981


                     T = Average annual total return


1,000 (1+T) = 1,010        1,000 (1+T)5= 1,347          1,000 (1+T)901 =1,981

(1+T)    = 1,010              (1+T)5      =  1,347        (1+T) 9.701  =1,981
           1,000                             1,000                      1,000


1+T      = 1,010             1+T    = [1,347 ].20        1+T  =  [1,981 ]0.1031
           1,000                      [1,000]                    [1,000]



     T   = [1,010] - 1         T = [1,347].20 - 1          T  = [1,981].1031 - 1
            1,000                    1,000                       [1,000]


     T =      1.00%            T =    6.14%              T   =   7.30%



*The Fund's Texas Series commenced operations on 1/20/87

                                                                     EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, National Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                          YIELD = 2[ ( A-B +1)6-1]  = 4.83
                                                         cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of      $3,112,911

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of
                                                             $475,058

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           56,902,894

                   d = the maximum offering price per Fund share on the last day of the period was $11.63



                                               TAX EQUIVALENT YIELD

                   1 - .36 (Tax rate used) - .64

                  4.83% divided by .64  = 7.55% Tax Equivalent Yield

                                                                    EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., New York Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                          YIELD = 2[ (A-B +1)6-1]  =4.87%
                                                       cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of $1,543,867

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of
                           $219.628

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           29,145,653

                   d = the maximum offering price per Fund share on the last day of the period was $11.32



                                               TAX EQUIVALENT YIELD

                   1 - .4080 (Tax rate used) - .5920

                  4.87% divided by .5920 =  8.23% Tax Equivalent Yield

                                                                 EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Texas Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                         YIELD = 2[ (A-B +1)6-1]  = 4.94%
                                                       cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of $463.753

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of $58,967

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           9,360,424

                   d = the maximum offering price per Fund share on the last day of the period was $10.61



                                               TAX EQUIVALENT YIELD

                   1 - .36 (Tax rate used) - .64

                  4.94% divided by .64 =  7.72% Tax Equivalent Yield

                                                                     EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., New Jersey Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                        YIELD = 2[ (A-B +1)6-1]  =  4.66 %
                                                      cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of      $880,510

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of
                           $126,141

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           36,036,687

                   d = the maximum offering price per Fund share on the last day of the period was $5.44



                                               TAX EQUIVALENT YIELD

                   1 - .4021 (Tax rate used) - .5979

                  4.66% divided by .5979 = 7.79% Tax Equivalent Yield

                                                                   EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Connecticut Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                         YIELD = 2[ (A-B +1)6-1]  = 4.98 %
                                                      cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of      $570,792

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of $42,064

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           12,097,370

                   d = the maximum offering price per Fund share on the last day of the period was $10,64



                                               TAX EQUIVALENT YIELD

                   1 - .3888 (Tax rate used) - .6112

                  4.98% divided by 6112. =  8.15% Tax Equivalent Yield

                                                                     EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Washington Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                        YIELD = 2[ (A-B +1)6-1]  =    4.96%
                                                    cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of      $346,582

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of $37,011

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           14,519,248

                   d = the maximum offering price per Fund share on the last day of the period was $5.21



                                               TAX EQUIVALENT YIELD

                   1 - .36 (Tax rate used) - .64

                  4.96% divided by .64 = 7.75% Tax Equivalent Yield

                                                                EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Hawaii Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                         YIELD = 2[ (A-B +1)6-1]  =  4.79%
                                                       cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of      $398,733

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of $42,048

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           17,419,524

                   d = the maximum offering price per Fund share on the last day of the period was $5.18



                                               TAX EQUIVALENT YIELD

                   1 - .4270 (Tax rate used) - .5760

                  4.79% divided by .5760 = 8.32% Tax Equivalent Yield

                                                                     EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Missouri Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                         YIELD = 2[ (A-B +1)6-1]  = 4.73%
                                                       cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of      $633,301

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of $83,239

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           26,413,773

                   d = the maximum offering price per Fund share on the last day of the period was $5.33



                                               TAX EQUIVALENT YIELD

                   1 - .3850 (Tax rate used) - .615

                  4.73% divided by .615 =    7.69% Tax Equivalent Yield

                                                                     EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., Minnesota Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                         YIELD = 2[ (A-B +1)6-1]  = 5.18 %
                                                       cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of      $36,590

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of $0

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           1,667,923

                   d = the maximum offering price per Fund share on the last day of the period was $5.14



                                               TAX EQUIVALENT YIELD

                   1 - .4304(Tax rate used) - .5856

                  5.18% divided by .5856 =   8.85% Tax Equivalent Yield

                                                                    EXHIBIT 16



Calculation of yield appearing in the Statement of Additional Information for Lord Abbett Tax-Free Income Fund, Inc., California Series Post-Effective Amendment No. 27 on Form N-1A



                                                   YIELD FORMULA

                                                  For the 30 Days
                                             ENDED SEPTEMBER 30, 1996

                                        YIELD = 2[ (A-B +1)6-1]  =    4.58%
                                                       cd


         Where: a =        Fund dividends and interest earned during
                           the period in the amount of   $1,302,886

                   b = Fund expenses accrued for the period (net of reimbursements) in the amount of
                           $200,970

                   c = the average daily number of Fund shares outstanding during the period that were entitled to receive dividends were
                           26,614,913

                   d = the maximum offering price per Fund share on the last day of the period was $10.95



                                               TAX EQUIVALENT YIELD

                   1 - .4144(Tax rate used) - .5696

                  4.58% divided by .5856 =  8.04% Tax Equivalent Yield